							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
3/16/2016	3130A7L45	3/18/2016	1/3/2017	4/3/2016	Non-Callable		Variable Single Index Floater			500,000,000

3/16/2016	3130A7L60	4/19/2016	4/19/2021	10/19/2016	Optional Principal Redemption	European	Fixed Step Up	10/19/2016	0.6250	20,000,000

3/16/2016	3130A7L78	3/22/2016	1/10/2017	4/10/2016	Non-Callable		Variable Single Index Floater			500,000,000

3/16/2016	3130A7L86	3/28/2016	3/28/2018	9/28/2016	Optional Principal Redemption	European	Fixed Constant	3/28/2017	1.0900	20,000,000

3/16/2016	3130A7LB9	3/18/2016	1/6/2017	4/6/2016	Non-Callable		Variable Single Index Floater			250,000,000

3/16/2016	3130A7LD5	3/18/2016	1/9/2017	4/9/2016	Non-Callable		Variable Single Index Floater			50,000,000

3/16/2016	3130A7LD5	3/18/2016	1/9/2017	4/9/2016	Non-Callable		Variable Single Index Floater			250,000,000

3/17/2016	3130A7FH3	3/30/2016	9/30/2019	9/30/2016	Optional Principal Redemption	Bermudan	Fixed Constant	6/30/2016	1.3750	10,000,000

3/17/2016	3130A7FH3	3/30/2016	9/30/2019	9/30/2016	Optional Principal Redemption	Bermudan	Fixed Constant	6/30/2016	1.3750	15,000,000

3/17/2016	3130A7LH6	3/21/2016	1/18/2017	4/18/2016	Non-Callable		Variable Single Index Floater			250,000,000

3/17/2016	3130A7LJ2	3/18/2016	1/13/2017	4/13/2016	Non-Callable		Variable Single Index Floater			500,000,000

3/17/2016	3130A7LK9	3/18/2016	1/13/2017	4/13/2016	Non-Callable		Variable Single Index Floater			250,000,000

3/17/2016	3130A7LN3	3/28/2016	3/28/2017	9/28/2016	Non-Callable		Fixed Constant		0.7100	5,000,000

3/17/2016	3130A7LU7	3/21/2016	4/5/2017	4/5/2016	Non-Callable		Variable Single Index Floater			250,000,000

3/17/2016	3130A7LW3	4/15/2016	4/15/2021	10/15/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	7/15/2016	1.3750	15,000,000

3/17/2016	3130A7LY9	3/30/2016	3/30/2021	9/30/2016	Optional Principal Redemption	Bermudan	Fixed Step Up	6/30/2016	1.3750	15,000,000

3/17/2016	3130A7LZ6	4/7/2016	2/1/2019	8/1/2016	Non-Callable		Fixed Constant		1.0500	46,375,000

3/18/2016	3130A7FH3	3/30/2016	9/30/2019	9/30/2016	Optional Principal Redemption	Bermudan	Fixed Constant	6/30/2016	1.3750	10,000,000

3/18/2016	3130A7M85	3/30/2016	8/28/2019	8/28/2016	Optional Principal Redemption	European	Fixed Constant	8/28/2017	1.2500	15,000,000

3/18/2016	3130A7M93	3/30/2016	9/30/2021	9/30/2016	Optional Principal Redemption	Bermudan	Fixed Constant	9/30/2016	1.8500	15,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

   American-redeemable continuously on and after the first redemption date and until maturity.

   Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.

   European-redeemable on a particular date only.

   Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

   Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

Prepared by:
Reviewed by: